                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                     FIRST AMENDMENT AND WAIVER AGREEMENT

          THIS FIRST AMENDMENT AND WAIVER AGREEMENT, dated as of the 9/th/ day of February, 2000 (this "Agreement"), is made by and among AMERICAN TOWER, L.P.,
                         ---------
a Delaware corporation, AMERICAN TOWERS, INC., a Delaware limited partnership, ATC TELEPORTS, INC., a Delaware corporation (collectively, the "Borrowers"), THE
                                                                ---------
FINANCIAL INSTITUTIONS SIGNATORIES HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the "Administrative Agent").
                                             --------------------

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Borrowers, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of January 6, 2000 (as amended, modified, restated and supplemented from time to time, the "Loan
                                                                     ----
Agreement"); and
---------

          WHEREAS, the Borrowers have requested an amendment and waiver of certain provisions of the Loan Agreement and, subject to the terms and conditions set forth herein, the Lenders and the Administrative Agent are willing to amend and waive certain provisions of the Loan Agreement as more specifically set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:

          1.  Amendment to Article 1.  Article 1 of the Loan Agreement
              ----------------------
(Definitions) is hereby amended by deleting the definition of "Convertible
------------                                                   -----------
Notes" and substituting in lieu thereof the following:

              " 'Convertible Notes' " shall mean, collectively, (a) the
                 -------------------
          $300,000,000.00 6.25% Convertible Notes Due 2009 issued pursuant to that certain Indenture dated October 4, 1999 of the Parent, with The Bank of New York as Trustee, (b) the $425,500,000.00 2.25% Convertible Notes Due 2009 issued pursuant to that certain Indenture dated October 4, 1999 of the Parent, with The Bank of New York as Trustee and (c) the 5.00% Convertible Notes Due 2010 in an amount not to exceed $450,000,000.00, issued pursuant to an indenture dated on or prior to February 28, 2000 of the Parent."

          2.  Waivers.
              --------

          (a) Waiver of Sections 2.5 and 2.7.  The Borrowers request that the
              ------------------------------
Majority Lenders waive certain provisions of Sections 2.5 and 2.7 with respect to certain Capital Raise Proceeds.

The Majority Lenders hereby waive the requirements in subsection 2.5(d) (Reduction From Sale of Capital Stock and Debt Instruments) and subsection
 ---------------------------------------------------------
 2.7(b)(v) (Sale of Capital Stock and Debt Instruments) of the Loan Agreement
            ------------------------------------------
solely with respect to reductions of the Commitments and repayments of the Obligations required thereunder upon receipt by the Parent of any Capital Raise Proceeds from the issuance of Convertible Notes after the Agreement Date (and the contemporaneous contribution to the capital of the Borrowers of such Capital Raise Proceeds exclusive of amounts held as Interest Reserve as described in
Section 2(b) hereof).

          (b) Waiver of Section 8.1.  The Borrowers request the Majority Lenders
              ---------------------
waive certain provisions of Section 8.1 (Events of Default) with respect to the
                                         -----------------
issuance of certain Convertible Notes by the Parent. The Majority Lenders hereby waive the requirement in subsection 8.1(q) solely with respect to the proceeds of the issuance of Convertible Notes after the Agreement Date; provided, however, that the Parent contribute as equity to the Borrowers an
--------  -------
amount equal to the net cash proceeds thereof less an amount equal to scheduled payments of interest on such Convertible Notes through October 15, 2001, which amount shall be placed in an escrow account on terms and conditions substantially similar to the Interest Reserve and shall be deemed to be Interest Reserve for all purposes under the Loan Agreement.

          3.  No Other Amendment or Waiver.  Except for the amendments, waivers
              ----------------------------
and consents set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment or waiver by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments and waivers agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

          4.  Condition Precedent.  The effectiveness of this Agreement is
              -------------------
subject to receipt by the Administrative Agent of executed signature pages to this Agreement from the Majority Lenders.

          5.  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          6.  Governing Law.  This Agreement shall be construed in accordance
              -------------
with and governed by the laws of the State of New York.

          7.  Severability.  Any provision of this Agreement which is prohibited
              ------------
or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:               AMERICAN TOWER, L.P., a Delaware limited partnership

                         By ATC GP INC., its General Partner


                         By: /s/ Justin D. Benincasa
                             -----------------------------------------------

                             Title:  Vice President/Corporate Controller
                                     ---------------------------------------

                         AMERICAN TOWERS, INC., a Delaware corporation


                         By: /s/ Justin D. Benincasa
                             -----------------------------------------------

                             Title:  Vice President/Corporate Controller
                                     ---------------------------------------


                         ATC TELEPORTS, INC., a Delaware corporation


                         By: /s/ Justin D. Benincasa
                             -----------------------------------------------

                             Title:  Vice President/Corporate Controller
                                     ---------------------------------------

ADMINISTRATIVE AGENT
AND LENDERS:             TORONTO DOMINION (TEXAS), INC., as Administrative
                         Agent, for itself, the Issuing Bank and the Lenders, as Issuing Bank and as a Lender


                         By:  /s/ Jeffery R. Lants
                              -------------------------------------------

                         Title:  Vice President
                                 ----------------------------------------

                         THE BANK OF NEW YORK, as a Lender


                         By: /s/ Geoffrey C. Brooks
                             ----------------------------------------------

                            Title: Vice President
                                   ----------------------------------------

                         THE CHASE MANHATTAN BANK, as a Lender


                         By: /s/ William E. Rottino
                             ----------------------------------------------

                            Title:  Vice President
                                  -----------------------------------------

                         CREDIT SUISSE FIRST BOSTON, as Lender


                         By: /s/ Joel Glodowski
                             ---------------------------------------------
                             Title:  Managing Director
                                   ---------------------------------------


                         By: /s/ Jeffrey B. Ulmer
                             ---------------------------------------------
                             Title:  Vice President
                                   ---------------------------------------

                         ALLFIRST BANK, as a Lender


                         By: /s/ W. Blake Hampson
                             -----------------------------------------------
                             Title: Vice President
                                   -----------------------------------------

                         ALLSTATE INSURANCE COMPANY, as a Lender


                         By: _____________________________________________

                             Title: ______________________________________


                         By: _____________________________________________

                             Title: ______________________________________


                         ALLSTATE LIFE INSURANCE COMPANY, as a Lender


                         By: _____________________________________________

                             Title: ______________________________________


                         By: _____________________________________________

                             Title: ______________________________________

                         AMARA-2 FINANCE, LTD., as a Lender
                         By: INVESCO Senior Secured Management, Inc., as Subadvisor


                         By:  /s/ Kathleen A. Lenarcic
                              --------------------------------------

                              Title: Authorized Signatory
                                    --------------------------------


                         AVALON CAPITAL LTD., as a Lender
                         By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor


                         By:  /s/ Kathleen A. Lenarcic
                              --------------------------------------

                              Title: Authorized Signatory
                                    --------------------------------

                         ARCHIMEDES FUNDING, L.L.C., as a Lender
                         By: ING Capital Advisors LLC, as Collateral Manager


                         By: /s/ Michael D. Hatley
                             ---------------------------------------

                             Title: Managing Director
                                   ---------------------------------


                         ARCHIMEDES FUNDING II, LTD., as a Lender
                         By: ING Capital Advisors LLC, as Collateral Manager


                         By: /s/ Michael D. Hatley
                             --------------------------------------

                             Title: Managing Director
                                   --------------------------------


                         ARCHIMEDES FUNDING III, LTD., as a Lender
                         By: ING Capital Advisors LLC, as Collateral Manager

                         By: /s/ Michael D. Hatley
                             --------------------------------------

                             Title: Managing Director
                                   --------------------------------


                         THE ING CAPITAL SENIOR SECURED HIGH
                         INCOME FUND, L.P., as Assignee
                         By: ING Capital Advisors LLC, as Investment Advisor


                         By: /s/ Michael D. Hatley
                             --------------------------------------

                             Title: Managing Director
                                   --------------------------------

                         ING HIGH INCOME PRINCIPAL PRESERVATION
                         FUND HOLDINGS, LDC, as Assignee
                         By: ING Capital Advisors LLC, as Investment Advisor


                         By: /s/ Michael D. Hatley
                             --------------------------------------

                             Title: Managing Director
                                   --------------------------------


                         SEQUILS-ING I (HBDGM), LTD., as Assignee
                         By: ING Capital Advisors LLC, as Collateral Manager


                         By: /s/ Michael D. Hatley
                             -------------------------------------

                             Title: Managing Director
                                   -------------------------------

                         ATHENA CDO, LIMITED, as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                             ---------------------------------------

                             Title: Senior Vice President
                                   ---------------------------------


                         BEDFORD CDO, LIMITED, as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                             ---------------------------------------

                             Title: Senior Vice President
                                   ---------------------------------


                         CAPTIVA IV FINANCE LTD., as a Lender
                         As advised by Pacific Investment Management Company


                         By: _______________________________________

                             Title:_________________________________


                         CATALINA CDO LTD., as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                             ---------------------------------------

                             Title: Senior Vice President
                                   ---------------------------------

                         DELANO COMPANY, as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                             ---------------------------------------

                             Title: Senior Vice President
                                   ---------------------------------


                         ENHANCED BOND INDEX FUND SA31 (ACCT 138), as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor, acting through The Chase Manhattan Bank in the Nominee Name of Atwell & Co.


                         By: /s/ Mohan V. Phansalkar
                             ---------------------------------------

                             Title: Senior Vice President
                                   ---------------------------------


                         LUCENT TECHNOLOGIES INC. MASTER PENSION TRUST (ACCT
                         963), as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor, acting through The Northern Trust Company in the Nominee Name of How & Co.


                         By: /s/ Mohan V. Phansalkar
                             ---------------------------------------

                             Title: Senior Vice President
                                   ---------------------------------


                         ROYALTON COMPANY, as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                             ---------------------------------------

                             Title: Senior Vice President
                                   ---------------------------------

                         TRIGON HEALTHCARE INC. (ACCT 674), as a Lender
                         By: Pacific Investment Management Company, as its Investment Advisor, acting through The Bank of New York in the Nominee Name of Hare & Co.


                         By: /s/ Mohan V. Phansalkar
                             -----------------------------------------

                             Title: Senior Vice President
                                   -----------------------------------

                         ARES III CLO LTD., as a Lender
                         By: ARES CLO Management LLC


                         By: /s/ David A. Sachs
                            --------------------------------------------

                            Title: Vice President
                                  --------------------------------------

                         BALANCED HIGH YIELD FUND I LTD., as a Lender
                         By: BHF (USA) Capital Corporation
                             Acting as Attorney-in-Fact


                         By: /s/ Dan Dobrjanskyj
                            -------------------------------------------

                            Title: Assistant Vice President
                                  -------------------------------------


                         By: /s/ Christopher Dugger
                            -------------------------------------------

                            Title: Associate
                                  -------------------------------------


                         BALANCED HIGH YIELD FUND II, LTD., as a Lender
                         By: BHF (USA) Capital Corporation
                             Acting as Attorney-in-Fact


                         By: /s/ Dan Dobrjanskyj
                             ------------------------------------------

                             Title: Assistant Vice President
                                   ------------------------------------


                         By: /s/ Christopher Dugger
                             ------------------------------------------

                             Title: Associate
                                   ------------------------------------

                         BANK OF AMERICA, N.A., as a Lender


                         By:___________________________________________

                            Title: ____________________________________

                         BANK OF MONTREAL, as a Lender


                         By: /s/ Sarah Kim
                             -----------------------------------------

                             Title: Director
                                   -----------------------------------

                         THE BANK OF NOVA SCOTIA, as a Lender


                         By: /s/ Paul A. Weissenberger
                             -----------------------------------

                             Title: Director
                                   -----------------------------

                         BANK OF SCOTLAND, as a Lender


                         By: /s/ Annie Glynn
                             --------------------------------------

                             Title: Senior Vice President
                                   --------------------------------

                         BANK UNITED, as a Lender


                         By:_____________________________________

                             Title: _____________________________

                         BANKERS TRUST COMPANY, as a Lender


                         By: /s/ Gregory Shefrin
                             -------------------------------------

                             Title: Principal
                                   -------------------------------

                         BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender


                         By: /s/ Eric N. Pelletier
                             ---------------------------------------

                             Title: Director
                                   ---------------------------------


                         By: /s/ Ivana Albanese-Rizzo
                             ---------------------------------------

                             Title: Director
                                   ---------------------------------

                         BEAR STEARNS CORPORATE LENDING INC., as a Lender


                         By: /s/ Mark Lies
                            ------------------------------------

                            Title: Senior Managing Director
                                  ------------------------------

                         CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender


                         By: ____________________________________

                             Title: _____________________________

                         CARAVELLE INVESTMENT FUND, L.L.C., as a Lender
                         By: Caravelle Advisors L.L.C.


                         By: /s/ Dean Criares
                             --------------------------------------

                         Title:____________________________________

                         CARLYLE HIGH YIELD PARTNER II, LTD., as a Lender


                         By: ______________________________________

                              Title:_______________________________

                         COBANK, ACB, as a Lender


                         By: /s/ Anita Youngblut
                             --------------------------------------

                             Title: Vice President
                                   --------------------------------

                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., "RABOBANK
                         NEDERLAND", NEW YORK BRANCH


                         By: /s/ Douglas W. Zylstra
                             --------------------------------------

                             Title: Senior Vice President
                                   --------------------------------


                         By: /s/ N. J. O'Connor
                             --------------------------------------

                             Title: Vice President
                                   --------------------------------

                         THE CIT GROUP/EQUIPMENT FINANCING , INC., as a Lender


                         By: /s/ Daniel E.A. Nichols
                             ----------------------------------------------

                             Title: Assistant Vice President
                                   ----------------------------------------

                         CITICORP USA, INC., as a Lender


                         By: /s/ F. Rockwell Lowe
                             ---------------------------------------------

                             Title:  VP
                                   ---------------------------------------


                         CITIBANK, N.A., as a Lender


                         By: /s/ F. Rockwell Lowe
                             --------------------------------------------

                             Title: VP
                                   --------------------------------------

                         CREDIT LOCAL DE FRANCE - NEW YORK AGENCY, as a Lender


                         By: _____________________________________________

                            Title: _______________________________________


                         By: _____________________________________________

                            Title: _______________________________________

                         CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                         By: /s/ Mark Campellone
                             -------------------------------------------

                            Title:  FVP
                                   -------------------------------------

                         CYPRESSTREE INVESTMENT FUND, LLC, as a Lender
                         By: CypressTree Investment Management Company, Inc., its Managing Member


                         By: /s/ Philip C. Robbins
                             --------------------------------------------

                             Title: Principal
                                    -------------------------------------


                         CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By: /s/ Philip C. Robbins
                             -------------------------------------------

                             Title: Principal
                                    ------------------------------------



                         NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By: /s/ Philip C. Robbins
                             -------------------------------------------

                             Title: Principal
                                   -------------------------------------

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                         By: /s/ Patrick A. Keleher
                             -------------------------------------------

                             Title: Vice President
                                   -------------------------------------


                         By: /s/ Constance Loosemore
                             -------------------------------------------

                             Title: Assistant Vice President
                                   -------------------------------------

                         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Payson F. Swaffield
                             --------------------------------------------

                             Title: Vice President
                                   --------------------------------------


                         EATON VANCE SENIOR INCOME TRUST, as a Lender
                         By:  Eaton Vance Management, as Investment Advisor


                         By: /s/ Payson F. Swaffield
                             --------------------------------------------

                             Title: Vice President
                                   --------------------------------------


                         SENIOR DEBT PORTFOLIO, as a Lender
                         By:  Boston Management and Research, as Investment
                         Advisor


                         By: /s/ Payson F. Swaffield
                             --------------------------------------------

                             Title: Vice President
                                   --------------------------------------

                         ELC (CAYMAN) LTD., as a Lender


                         By: /s/ Thomas M. Finke
                             --------------------------------------------

                             Title: Managing Director
                                   --------------------------------------

                         ELT LTD., as a Lender


                         By:___________________________________________

                             Title:____________________________________

                         ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender


                         By: /s/ John Fay
                             ---------------------------------------------

                             Title: Assistant Vice President
                                   ---------------------------------------
                                   Erste Bank New York Branch



                         By: /s/ John S. Runnion
                             ---------------------------------------------

                             Title: First Vice President
                                   --------------------

                         FC-CBO II LIMITED, as a Lender



                         By: _____________________________________________

                            Title: _______________________________________

                         FIRST DOMINION FUNDING III, as a Lender

                         By: _____________________________________________

                            Title: _______________________________________

                         FIRST UNION NATIONAL BANK, as a Lender


                         By: /s/ Chris Kalambach
                             ---------------------------------------------

                             Title: VP
                                   ---------------------------------------

                         FLEET NATIONAL BANK, as a Lender


                         By: /s/ Amy B. Peder
                             ---------------------------------------------

                             Title: AVP
                                   ---------------------------------------

                         FRANKLIN FLOATING RATE TRUST, as a Lender


                         By: _____________________________________________

                            Title: _______________________________________

                         THE FUJI BANK, LIMITED, as a Lender


                         By: /s/ John D. Doyle
                             --------------------------------------------

                             Title: Vice President & Manager
                                   --------------------------------------

                         GALAXY CLO 1999-1, LTD., as a Lender
                         By: SAI Investment Adviser, Inc.,
                         its Collateral Agent


                         By: /s/ Yvonne Stevens
                             ------------------------------------------

                             Title: Authorized Agent
                                   ------------------------------------

                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                         By: /s/ Mark F. Mylon
                             -------------------------------------------

                             Title: Manager - Operations
                                   -------------------------------------

                         GLENEAGLES TRADING LLC, as a Lender


                         By: _____________________________________________

                            Title: _______________________________________


                         OLYMPIC FUNDING TRUST, SERIES 1999-1, as a Lender


                         By: /s/ Kelly C. Walker
                             ---------------------------------------------

                             Title: Authorized Agent
                                   ---------------------------------------


                         PPM SPYGLASS FUNDING TRUST, as a Lender


                         By: _____________________________________________

                            Title: _______________________________________


                         WINGED FOOT FUNDING TRUST, as a Lender


                         By: /s/ Kelly C. Walker
                             ---------------------------------------------

                             Title: Authorized Agent
                                   ---------------------------------------

                         HIGHLAND LEGACY LIMITED, as a Lender
                         By: Highland Capital Management, L.P.
                         as Collateral Manager


                         By: _____________________________________________

                            Title: _______________________________________

                         HOWARD BANK, N.A., as a Lender


                         By: /s/ Michael W. Quinn
                             -----------------------------------------------

                             Title: Senior Vice President
                                   -----------------------------------------

                         IBM CREDIT CORPORATION, as a Lender


                         By: /s/ Ronald J. Bachner
                             ----------------------------------------------

                             Title: Mgr. Com Financing Solutions
                                   ----------------------------------------

                         INDOSUEZ CAPITAL FUNDING IV, L.P., as a Lender
                         By:  Indosuez Capital Luxembourg, as Collateral Manager


                         By: _____________________________________________

                            Title: _______________________________________

                         KEMPER FLOATING RATE FUND, as a Lender


                         By:  /s/ Mark E. Wittnebel
                              ---------------------------------------------

                              Title: Senior Vice President
                                    ---------------------------------------

                         KEY CORPORATE CAPITAL INC., as a Lender


                         By: /s/ Amy Ciano
                             ----------------------------------------------

                             Title: Vice President
                                   ----------------------------------------

                         KZH III LLC, as a Lender


                         By: /s/ Susan Lee
                             ----------------------------------------------

                             Title: Authorized Agent
                                   ----------------------------------------


                         KZH CYPRESSTREE-1 LLC, as a Lender


                         By: _____________________________________________

                             Title: _______________________________________



                         KZH ING-1 LLC, as a Lender


                         By: /s/ Susan Lee
                             --------------------------------------------

                             Title: Authorized Agent
                                   --------------------------------------


                         KZH ING-2 LLC, as a Lender


                         By: /s/ Susan Lee
                             --------------------------------------------

                             Title: Authorized Agent
                                   --------------------------------------

                         KZH ING-3 LLC, as a Lender


                         By: /s/ Susan Lee
                             --------------------------------------------

                             Title: Authorized Agent
                                   --------------------------------------

                         KZH LANGDALE LLC, as a Lender


                         By: /s/ Peter Chin
                             ------------------------------------------

                             Title: Authorized Agent
                                   ------------------------------------


                         KZH RIVERSIDE LLC, as a Lender


                         By: /s/ Peter Chin
                             ------------------------------------------

                             Title: Authorized Agent
                                   ------------------------------------


                         KZH SHOSHONE LLC, as a Lender


                         By: /s/ Peter Chin
                             -----------------------------------------

                             Title: Authorized Agent
                                   -----------------------------------

                         KZH SOLEIL-2 LLC, as a Lender


                         By: /s/ Peter Chin
                             -----------------------------------------

                             Title: Authorized Agent
                                   -----------------------------------

                         LEHMAN COMMERCIAL PAPER INC., as a Lender



                         By: /s/ James P. Seery, Jr.
                             ------------------------------------------

                             Title: Authorized Agent
                                   ------------------------------------

                         LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                         ADVANTAGE FUND, as a Lender
                         By:   Stein Roe & Farnham Incorporated, As Advisor


                         By: /s/ Brian W. Good
                             ---------------------------------------------

                             Title: Vice President & Portfolio Manager
                                   ---------------------------------------

                         STEIN ROE FLOATING RATE FUND LIMITED
                         LIABILITY COMPANY, as a Lender


                         By: /s/ Brian W. Good
                             --------------------------------------------

                             Title: Vice President & Portfolio Manager
                                   --------------------------------------
                                  Stein Roe & Farnham Incorporated,
                                  as Advisor to the Stein Roe Floating Rate
                                  Limited Liability Company

                         MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as a Lender
                         By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                         By: /s/ Joseph Matteo
                             -------------------------------------------

                             Title: Authorized Signatory
                                   -------------------------------------


                         MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
                         By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                         By: /s/ Joseph Matteo
                             --------------------------------------------

                             Title: Authorized Signatory
                                   --------------------------------------


                         MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender


                         By: /s/ Joseph Matteo
                             --------------------------------------------

                             Title: Authorized Signatory
                                   --------------------------------------


                         MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC., as a Lender


                         By: /s/ Joseph Matteo
                             ----------------------------------------------

                             Title: Authorized Signatory
                                   ----------------------------------------

                         SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender


                         By: /s/ Joseph Matteo
                             ----------------------------------------------

                             Title: Authorized Signatory
                                   ----------------------------------------


                         DEBT STRATEGIES FUND, INC., as a Lender


                         By: /s/ Joseph Matteo
                             ---------------------------------------------

                             Title: Authorized Signatory
                                   ---------------------------------------


                         DEBT STRATEGIES FUND II, INC., as a Lender


                         By: /s/ Joseph Matteo
                             ----------------------------------------------

                             Title: Authorized Signatory
                                   ----------------------------------------


                         DEBT STRATEGIES FUND III, INC., as a Lender


                         By: /s/ Joseph Matteo
                             ----------------------------------------------

                             Title: Authorized Signatory
                                   ----------------------------------------

                         METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                         By: /s/ James R. Dingler
                             ----------------------------------------------

                             Title: Director
                                   ----------------------------------------

                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a
                         Lender


                         By: _____________________________________________

                            Title: _______________________________________

                         MONUMENT CAPITAL LTD., as a Lender
                         By: Alliance Capital Management L.P., as Investment Manager
                         By: Alliance Capital Management Corporation, as General Partner


                         By: _____________________________________________

                            Title: _______________________________________

                         MONY LIFE INSURANCE COMPANY, as a Lender


                         By: _____________________________________________

                            Title: _______________________________________

                         MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender



                         By: _____________________________________________

                            Title: _______________________________________

                         MOUNTAIN CAPITAL CLO I, LTD., as a Lender


                         By: _____________________________________________

                            Title: _______________________________________

                         NATEXIS BANQUE, as a Lender


                         By: _____________________________________________

                            Title: _______________________________________

                         NOMURA BOND & LOAN FUND, as a Lender
                         By: Nomura Corporate Research & Asset Management, Inc., as Investment Advisor


                         By: /s/ Richard W. Stewart
                             -------------------------------------------

                             Title: Director
                                   -------------------------------------
                         Title:  Portfolio Manager
                                 -----------------

                         OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
                         By: Octagon Credit Investors, LLC, as sub-investment manager


                         By: /s/ Andrew D. Gordon
                             ----------------------------------------------

                             Title: Portfolio Manager
                                   ----------------------------------------


                         OCTAGON INVESTMENT PARTNERS III, LTD., as a Lender
                         By:  Octagon Credit Investors, LLC, as Portfolio
                         Manager


                         By: /s/ Andrew D. Gordon
                             ----------------------------------------------

                             Title: Portfolio Manager
                                   ----------------------------------------

                         OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender


                         By: /s/ David Foxhoven
                             ----------------------------------------------

                             Title: A.V.P.
                                   ----------------------------------------

                         PILGRIM PRIME RATE TRUST, as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Elizabeth O. MacLean
                             ----------------------------------------------

                             Title: Vice President
                                   ----------------------------------------


                         ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Elizabeth O. MacLean
                             -----------------------------------------------

                             Title: Vice President
                                   -----------------------------------------


                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Elizabeth O. MacLean
                             -----------------------------------------------

                             Title: Vice President
                                   -----------------------------------------


                         PILGRIM CLO 1999-1 LTD., as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Elizabeth O. MacLean
                             -----------------------------------------------

                             Title: Vice President
                                   -----------------------------------------

                         SEQUILS-PILGRIM 1, LTD., as a Lender
                         By:  Pilgrim Investments, Inc., as its investment
                         manager


                         By: /s/ Elizabeth O. MacLean
                             -----------------------------------------------

                             Title: Vice President
                                   -----------------------------------------

                         PNC BANK, NATIONAL ASSOCIATION, as a Lender


                         By: /s/ Keith R. White
                             ------------------------------------------------

                             Title: Vice President
                                   ------------------------------------------

                         ROYAL BANK OF CANADA, as a Lender


                         By: /s/ Brian Schneider
                             ----------------------------------------------

                             Title: Manager
                                   ----------------------------------------

                         SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender


                         By: /s/ Diane J. Exter
                             ---------------------------------------------------

                             Title: Executive Vice President, Portfolio Manager
                                   ---------------------------------------------


                         GREAT POINT CLO 1999-1 LTD., as a Lender


                         By: /s/ Diane J. Exter
                             ---------------------------------------------------

                             Title: Executive Vice President, Portfolio Manager
                                   ---------------------------------------------

                         SUNTRUST BANK, as a Lender


                         By: /s/ W. David Wisdom
                             -------------------------------------------------

                             Title: Vice President
                                   -------------------------------------------

                         UNION BANK OF CALIFORNIA, N.A., as a Lender


                         By: /s/ Darren H. Miyata
                             -------------------------------------------------

                             Title: Assistant Vice President
                                   -------------------------------------------

                         US TRUST, as a Lender


                         By: ______________________________________________

                             Title: _______________________________________

                         VAN KAMPEN SENIOR INCOME TRUST, as a Lender
                         By: Van Kampen Investment Advisory Corp.


                         By: /s/ Darvin D. Pierce
                             -----------------------------------------------

                             Title: Vice President
                                   -----------------------------------------

                         WEBSTER BANK, as a Lender


                         By: _______________________________________________

                             Title: ________________________________________